Exhibit 99.1

                              DEVELOPMENT AGREEMENT

                                     BETWEEN

                              EASTMAN KODAK COMPANY

                                       AND

                             MEDIS TECHNOLOGIES LTD.


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                                   ATTACHMENTS


ATTACHMENT                    TITLE

A                             Statement of Work



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                              DEVELOPMENT AGREEMENT

This Agreement is made and entered into as of                       (hereinafter
"Effective Date") by and between:             ---------------------

     Eastman Kodak Company, a New Jersey corporation, having its principal place of business at 343 State Street, Rochester, New York 14650 (herein "Kodak"); and

     Medis Technologies Ltd., a Delaware corporation having its principal place of business at 805 Third Avenue, New York, New York 10022 (herein "Medis").

WHEREAS, Medis has developed technology and product concepts for a new fuel cell power pack & cartridge device which, if successfully reduced to final product form, is intended to be marketed on a worldwide basis by Medis and its Affiliates;

WHEREAS, Kodak has expertise in the manufacture of chemicals and manufacturing development; and

WHEREAS, Medis has requested that Kodak undertake certain activities related the new fuel cell power pack (hereinafter "Development Program").

NOW, THEREFORE, the parties agree that the Development Program shall be conducted under this Agreement subject to the following terms and conditions:

1.0  DEFINITIONS

1.1 "Affiliate" means any company or other legal entity that is directly or indirectly controlled by another company or other legal entity. Control means the ability to direct the policy or operations of an entity, directly or indirectly, and shall be presumed in the case of the possession of more than fifty percent (50%) of the voting stock of the controlled entity or the possession of the maximum ownership permitted by operation of local laws or regulations governing such entity.

1.2 "Background Technology" means any and all Technology in existence prior to the Effective Date of this Agreement that is useful for or relevant to the Development Program.

1.3 "Development Program" means the design, development, manufacture and fabrication of components and Products under the listed Statement(s) of Work.

1.4 "IP Rights" means intellectual property rights including Patents, mask rights, copyrights and proprietary know-how, but not trademarks and trade names.

1.5 "Patent" means all forms of proprietary right granted by a government with respect to a design or invention, including patents, patent applications and certificates of addition, utility models and enforceable patent applications, as well as divisions, reissues, continuations, renewals and extensions of the foregoing.

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1.6  "Product" means a fuel cell power pack and components, cartridge device for the same and related materials such as fuel and catalysts, according to specifications provided in Statements of Work using or incorporating the Program Technology and shall include prototypes and pre-production Units.

1.7 "Program Technology" means any and all Technology developed by or on behalf of either party, or jointly by both parties, in the performance of work under this Development Program.

1.8 "Statement of Work" means the detailed tasks specified and agreed to by the Parties in Attachment A.

1.9 "Technology" means any and all compositions, articles of manufacture, processes, apparatus, information, know-how, data, writings and works of authorship (including without limitation software, protocols, program codes, audiovisual effects created by program code, and documentation related thereto), drawings, mask works, specifications, and other tangible items including without limitation materials, samples, components, board assemblies and equipment.

2.0  PRODUCT DEVELOPMENT PROGRAM

2.1 Subject to the terms of this Agreement, Kodak hereby agrees to diligently undertake the Development Program for Medis according to the Statements of Work, using Eastman Kodak Company standards of engineering and technical excellence to conduct the development work. Medis hereby authorizes Kodak to proceed with tasks of the agreed to Statements of Work as provided in
     Article 2.2 below.

2.2 Medis may present Kodak with a proposal for additional Statement(s) of Work, provided that, a Statement of Work shall only become effective upon execution by both parties' authorized employees. A Statement of Work shall reference this Agreement, and at a minimum, specify the following:

     (a)  A  description   of  the  Products,   including   specifications,   if
          appropriate;

     (b)  Relevant terms related to payment schedules

     (c) Schedules for completion of the designated portions of the applicable Statement of Work

     (d)  Any special terms and conditions agreed upon by Kodak and Medis.

2.3 For the purpose of the Development Program only, each party shall promptly disclose to the other its Background Technology that, in the sole opinion of the disclosing party, may be reasonably necessary for the other party to perform its obligations under the Development Program.

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3.0  DEVELOPMENT PROGRAM SCHEDULE AND CHANGES

3.1 The Development Program shall be undertaken by Kodak in accordance with the agreed upon Statements of Work.

3.2 All business and technical activities, receipt of notices and invoices for payment, and handling of Confidential Information as set forth in Article 7 hereof shall be the responsibility of each party's Program Manager as designated below:

     (a) Kodak hereby designates John Rieth located at Rochester, NY as its Program Manager.

     (b) Medis hereby designates Gennadi Finkelshtain located at Yehud, Israel as its Program Manager.

     Each party at its sole discretion may change its respective Program Manager designated hereunder by providing written notice thereof to the other party. Each Program Manager will have the ability to delegate the management of Confidential Information to their respective technical managers for the Development Program.

3.3 The Program Managers shall have no authority to modify or amend the terms of this Agreement, except for the Attachments set forth herein and then only to the extent such changes are consistent with the other terms of this Agreement. Such changes shall be recorded in writing and signed by the Program Manager of each party. Changes made to the Statements of Work, if any, shall be limited to those changes which have been reviewed and approved by both Program Managers in accordance with the following procedure:

     1. Either Program Manager may submit a request to the other describing the proposed change and the rationale for such change.

     2. Both Program Managers shall assess the impact that the proposed change may have on the payments and timing of the Statements of Work.

     3. Acceptance of the proposed change shall require the written approval by both Program Managers acknowledging their acceptance of amended tasks, milestone adjustments, and payment adjustments.

     Any dispute regarding proposed changes shall not excuse Kodak from proceeding with the Development Program without such proposed change, excluding the work regarding the proposed change.

4.0  OWNERSHIP AND USE

4.1 Except for Kodak's existing intellectual property including without limitation, chemicals, chemical manufacturing, process control, methodologies, software, or other means that may be used to design production means or the processes by which products are manufactured, assembled or tested, Kodak agrees that all designs, plans, reports, specifications, schematics, inventions and copyrights and all other information and items

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     made or conceived by Kodak or its employees in connection  with a Statement of Work shall be assigned to Medis. Upon Medis' request, Kodak agrees to assist Medis, at Medis' expense, to obtain patents for any such inventions.

4.2 Kodak does not grant to Medis any license or use of any Kodak name, logo, trademark or other corporate reference in the manufacture or sale of the Product.

5.0  TERMS AND CONDITIONS

5.1 This proposal is quoted as a time and materials program at the rate of [Subject to a request for confidential treatment; separately filed with the Commission]. Eastman Kodak will invoice for actual time spent the prior month. Medis agrees to pay all invoices in U.S. Dollars Within thirty (30) days of the date of the invoice. Medis agrees to pay one and one-half percent (1.5%) monthly interest on all late payments.

     Travel (as approved by Medis in advance) will be invoiced at cost [Subject to a request for confidential treatment; separately filed with the Commission]. Air travel will be by Economy class and reasonable efforts will be made to purchase tickets at least one (and preferably two) weeks in advance of the start of the trip. Written authorization of Medis is required prior to purchasing tickets or initiating travel.

     All third party costs shall be billed at cost [Subject to a request for confidential treatment; separately filed with the Commission].

6.0  INDEMNIFICATION

6.1 Medis will indemnify Kodak against any claim that any Product provided by Kodak directly infringes any third party's IP Rights to the extent that the claim of infringement arises or may arise out of Kodak's compliance with
     Program Technology, Medis' specifications, written requests or instructions, or necessarily arise from compliance with Medis' specifications, except to the extent that such request or instructions, or specifications arise from Kodak Background Technology. Medis' obligation to indemnify Kodak will arise if Kodak gives Medis prompt notice of the infringement claim and cooperates and consults fully with Medis in its defense and settlement. Kodak's costs for such cooperation and consultation shall be paid by Medis to Kodak. If an infringement claim is asserted, or if Medis believes one likely, Medis will have the right, but no obligation, to procure a license from the person claiming or likely to claim infringement.

6.2 Kodak will indemnify Medis against any claim that any Product provided by Kodak directly infringes any third party's IP Rights to the extent that the claim of infringement arises as a result of the use of any Kodak Background Technology. Kodak's obligation to indemnify Medis will arise if Medis gives Kodak prompt notice of the infringement claim and cooperates and consults fully with Kodak in its defense and settlement. Medis' costs for such cooperation and consultation shall be paid by Kodak to Medis. If an infringement claim is asserted, or if Kodak believes one likely, Kodak will have the right, but no obligation, to procure a license from the person claiming or likely to claim infringement.

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7.0  CONFIDENTIAL INFORMATION

7.1 During the Development Program, certain information that is considered proprietary or confidential may be disclosed or exchanged between the parties. The term Confidential Information shall include Background Technology, Program Technology and all information disclosed hereunder by one party to the other in accordance with the following procedure:

     1. When disclosed in writing, Confidential Information shall be labeled as being confidential; and

     2. When disclosed orally, Confidential Information shall be identified as confidential at the time of disclosure, with subsequent confirmation to the other party in writing within thirty (30) days after disclosure, identifying the date and type of information disclosed.

     In addition, this Agreement and Kodak's interest in the subject matter of this Agreement are Confidential Information and shall be treated on the same basis as set forth herein.

7.2 During the term of this Agreement and for a period of three (3) years after the termination of this Agreement, each party shall hold in confidence the other's Confidential Information and shall not, without the prior written consent of the other party, disclose such information to any person except its own employees having a need to know. These obligations shall not apply to any Confidential Information that:

     1. Is generally available to the public in printed publications before its disclosure under this Agreement,

     2. Becomes generally available to the public in printed publications without default by either party under this Agreement,

     3. Is lawfully in the possession of one party in written or other recorded form before the time of disclosure by the other party, or 4. Is lawfully acquired by one party from a source that is not under obligation to the other party regarding disclosure of such information.

7.3 Upon the expiration of this Article 7.0, recipient shall return using their best efforts Confidential Information in the form of drawings, schematic or designs.

7.4 The provisions of this Article 7.0 supersede any and all existing confidentiality agreements between the parties relating to the subject matter of this Agreement, which agreements shall have no further force or effect except that all information disclosed thereunder shall be deemed to have been disclosed pursuant to and subject to the terms and conditions of this Agreement. A breach of this Article 7 will be considered material.

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8.0  TERMINATION

8.1 Unless earlier terminated as hereinafter provided, this agreement will terminate on March 1, 2006.

8.2 Medis at its discretion may terminate this Agreement at any time by giving thirty (30) days advance written notice (hereinafter "Termination Notice") to Kodak, provided that in such event Medis shall be obligated to pay Kodak for its reasonable design costs, manufacturing development costs and production tooling costs actually incurred up to such termination date including any commitments for materials, tools or equipment that may extend beyond such termination date. Within the thirty (30) day period subsequent to Termination Notice, Kodak will provide Medis with a complete written description and final review of its design and manufacturing development work relating to the Development Program prior to such termination date including a copy of all relevant technical documentation, and to the extent that Kodak has completed such process, a complete set of documentation, including a report of the design and manufacturing process for the Product. Medis shall pay for such costs within thirty (30) days of its receipt of Kodak's itemized invoice therefore.

8.3 Kodak at its discretion may terminate this Agreement at any time by giving thirty (30) days advance written notice (hereinafter "Termination Notice") to Medis, provided that in such event within the thirty (30) day period subsequent to Termination Notice, Kodak will provide Medis with a complete written description and final review of its design and manufacturing development work relating to the Development Program prior to such termination date including a copy of all relevant technical documentation, and to the extent that Kodak has completed such process, a complete set of documentation, including a report of the design and manufacturing process for the Product.

8.4 Either party may terminate this Agreement at any time by giving advance written notice of such termination to the other party if: (a) such other party is in breach of a material obligation under this Agreement and has failed to cure such breach within thirty (30) days of its receipt of said written notice thereof, or (b) such other party shall become a voluntary debtor party to any bankruptcy, insolvency, or reorganization proceeding, or shall be declared bankrupt, insolvent, or reorganized by a court of competent jurisdiction, or enter into any composition with its creditors, or shall begin any proceeding for the liquidation or closing of its business or for termination of its corporate charter, and such condition is not remedied or removed within thirty (30) days of its receipt of said written notice thereof.

8.5 Termination of this Agreement or expiration of the term hereof shall not relieve Medis or Kodak of any rights and obligations then accrued hereunder or which extend beyond the date of such termination or expiration. For clarity sake, the provisions of Articles 4.1, 4.2, and Articles 6 and 7 shall survive any such termination.

9.0  NOTICE

9.1  All  notices,  reports,   requests,   approvals  and  other  communications
     (hereinafter "Notices") required or permitted under this Agreement must be in writing. Notices will

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     be deemed  given when:  (i)  delivered  personally,  (ii) sent by confirmed
     facsimile,   (iii)  sent  by  commercial  overnight  carrier  with  written verification or receipt, or (iv) sent by registered or certified mail, postage prepaid.

9.2 Until otherwise notified in writing by Kodak, all Notices by Kodak required hereunder which relate to the Development Program shall be effective upon receipt and shall be addressed to:

                  Eastman Kodak Company
                  200 Ridge Road West
                  Rochester, New York 14562-3405
                  Attention:  Donald Burns
                  Phone No.:        585-722-6026
                  Fax No.: 585-722-5931

9.3 Until otherwise notified in writing by Medis, all Notices by Medis required hereunder shall be effective upon receipt and shall be addressed to:

                  Medis Technologies Ltd.
                  805 Third Avenue
                  New York, NY 10022
                  Attention:  Robert Lifton
                  Phone No.:        212-935-8484
                  Fax No.: 212-935-9216.

10.0 GENERAL TERMS AND CONDITIONS

10.1 REFERENCES TO THE OTHER PARTY

     Any reference by either party to the other party in advertising or promotional material or otherwise shall be made only after receiving permission to do so from the other party.

10.2 WAIVER OF DEFAULT

     No failure on the part of a party to exercise any right, power or privilege under this Agreement, or under any instrument executed pursuant hereto, shall operate as a waiver. No single or partial exercise of any right shall preclude further exercise of that right or the exercise of any other right. All rights and remedies granted herein shall be in addition to other rights and remedies to which the parties may be entitled at law or in equity. No waiver of any of the provisions hereof shall be effective unless in writing and signed by the party charged with such waiver. No waiver shall be deemed a continuing waiver, or a waiver in respect of any breach or default, whether similar or different in nature, unless expressly so stated in writing.

10.3 SEVERABILITY

     Any term, condition or provision of this Agreement determined to be illegal, invalid or void under applicable state or federal law, shall be considered severable, and the remaining provisions, terms and conditions shall not be impaired thereby, such that the

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     remaining  Agreement  shall  be  interpreted  and  given  effect  as far as possible to accomplish its stated purpose.

10.4 FORCE MAJEURE

     If performance of any part of this Agreement by Medis or Kodak is prevented or delayed by reason of any cause beyond the control of, and without the fault of, the party affected, and which cannot be overcome by diligence (including, without limitation, acts of nature, strikes, energy or materials shortages, acts of civil or military authority, fires, floods, severe weather, epidemics, wars and riots), the party affected shall be excused from such performance to the extent that it is necessarily prevented or delayed thereby, during the continuance of any such happening or event, and this Agreement shall be deemed suspended so long as and to the extent that any such cause prevents or delays its performance; provided, however, that after thirty (30) cumulative days of such suspension on the part of one (1) party, the other party may, at its discretion, terminate without liability its obligations under this Agreement. In order to obtain a suspension under this Article 10.4, the party delayed shall send written notice of the delay or any anticipated delay and the reason therefore to the other party as soon as such delayed party knows or should know that performance will or might be delayed or prevented due to the Force Majeure in question.

10.5 LIMITATION OF LIABILITY

     EXCEPT AS PROVIDED IN ARTICLE 6, NEITHER PARTY WILL BE RESPONSIBLE OR LIABLE TO THE OTHER FOR LOST PROFITS, OR LOST BUSINESS OPPORTUNITIES OR FOR INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH PERFORMANCE OF WORK PROVIDED FOR UNDER THIS AGREEMENT OR FOR TERMINATION OF THIS AGREEMENT AS PROVIDED FOR HEREIN.

10.6 ASSIGNMENT

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but neither party shall assign this Agreement or any rights hereunder without the express prior written consent of the other party. Any assignment contrary to the terms hereof shall be null and void and of no force or effect.

10.7 EXPORT CONTROL

     Notwithstanding any other provision of this Agreement, each party hereby agrees that it shall not knowingly export, directly or indirectly, any United States source technical information acquired from the other party under this Agreement, or any direct product of that technical information, to any country for which the United States Government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining such license or approval, when required by applicable United States law.

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10.8 GOVERNING LAW

     This Agreement and the performance of the parties in furtherance of it shall be construed under and governed by the substantive law of New York State. Any litigation arising under this Agreement shall take place in a court of appropriate jurisdiction located in Monroe County, New York.

10.9 CONFLICTS IN DOCUMENTATION.

     In case of any conflicts on the same subject between this Agreement and any prior agreements, Purchase Orders, acceptances, correspondence and other documents forming part of any order for Product placed by or for Medis and accepted by Kodak during the term of this Agreement, this Agreement shall govern and prevail, and the conflicting terms and conditions of any such documents shall be deemed deleted and shall not be binding upon either party.

     In the event there is a conflict between the provisions of this Agreement and the provisions of the Attachments to this Agreement or purchase orders issued hereunder, or between the provisions of such Attachments and purchase orders, the order of precedence shall be (1) this Agreement, (2) the Attachments to this Agreement, and then (3) Purchase Orders, unless otherwise specifically agreed upon in writing.

10.10 ENTIRE AGREEMENT/AMENDMENT

     This Agreement, including all Attachments, constitutes the entire agreement and understanding between Medis and Kodak relative to the subject matter hereof and supersedes any previous agreements or understandings whether oral or written. This Agreement may be modified only by a written agreement signed by authorized representatives of both parties which references this Agreement and expressly states that it is intended to modify specific Agreement terms or conditions.

10.11 REPRESENTATIONS AND WARRANTIES

     Each party hereby represents and warrants that it is under no prior obligation or duty to a third party, nor shall it undertake any such obligation or duty during the term of this Agreement, which conflicts with the performance of its obligations and duties hereunder, and further that it has the right to convey the rights and disclose the technology, design, specifications, and other information related to the manufacturing development work undertaken under this Agreement.

10.12 NO LICENSE BY IMPLICATION

     Except as expressly provided for in this Agreement, nothing contained herein shall be construed as conferring any license or other rights, by implication, estoppel or otherwise, under any patent (including design patent and utility model patent) or patent application, or any copyrights, trademarks, trade names or trade dress.

10.13 FREEDOM TO WORK WITH OTHERS

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     Subject to the terms of this  Agreement,  each party  shall  continue to be free to engage in other development works alone or with others and to furnish information to and receive information from others regarding the technical areas to which this Agreement relates.

10.14 PRESS RELEASE AND PUBLIC DISCLOSURES

     A press release will not be issued there is mutual written agreement by the Parties. The press release will be mutually agreed to by the Parties to this Agreement. Any materially different information related to or describing the relationship of the Parties than set forth in the press release may only be disclosed by a Party with the prior written consent of the other Party. A breach of this Article will be considered material.

10.15 INDEPENDENT CONTRACTOR

     In the performance of work under this Agreement, the status of each party, including its employees and agents, shall be that of independent contractors and not as employees, agents or fiduciaries of the other party. Neither party, including its employees and agents, shall have the right to make commitments for or on behalf of the other party.

10.16 GENERAL INDEMNIFICATION

     Each party shall be responsible for: (1) the safety of its own employees and agents while engaged in the manufacturing development work under this Agreement, and (2) any liability for damages or personal injuries, including death, resulting from work under this Agreement, without any warranty, liability or indemnification on the part of the other party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the Effective Date herein.

ACCEPTED AND AGREED:                               ACCEPTED AND AGREED:

MEDIS TECHNOLOGIES LTD.                            EASTMAN KODAK COMPANY



By: /s/ Robert K. Lifton                           By: /s/
    -------------------------                          -------------------------
    Title: Chairman and CEO                            Title: Sr. Vice President
    Date:  May 21, 2004                                Date:  5/25/04


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                                  ATTACHMENT A

                                STATEMENT OF WORK

1.   PROJECT OVERVIEW

The Scope of Work is primarily focused on the chemical development (optimization, characterization and stabilization) of the fuel and electrolyte, fuel cartridge design for the civilian market and the aid in UL, CE, etc. product certification and testing, QC, QA. Scope may be expand as needed and directed by Medis to include military fuel cartridge design, recycling, system integration, quality systems and co-optimization of tooling and production equipment, product testing. Kodak will work with Medis to achieve or obtain the schedule to the best of their ability.

     PROJECT INTRODUCTION PHASES

          PHASE 1 ANALYSIS AND PLANNING

          PHASE 2 DEVELOPMENT OF VOLUME MANUFACTURING AND TEST PROCESSES FOR BOTH LOW AND HIGH VOLUMES

          PHASE 3 DESIGN AND SUPPLY OF TOOLING

          PHASE 4 LOW VOLUME MANUFACTURING

          PHASE 5 LOGISTICS AND DISTRIBUTION

          PHASE 6 PRODUCT TRANSFER TO HIGH VOLUME MANUFACTURING

[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION] Phase 1 activities will form the foundation of the subsequent phases leading to volume production. The following Statement of Work is limited to Phase 1. Additional Statement of Works for the additional Phases will be added to this JDA at a later date.

2.   STATEMENT OF WORK

     2.1  SCOPE

     This SOW covers the analysis and planning activities (Phase 1) of the Project.

     2.2  TASKS

          FUEL & ELECTROLYTE

          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

          CARTRIDGE/S Review existing designs for cartridges in detail with respect to opportunities to reduce cost of unit or production process as well as improvements in quality or performance

          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
               A. [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
               B. [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
               C. [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o    [SUBJECT  TO A REQUEST  FOR  CONFIDENTIAL  TREATMENT;  SEPARATELY
               FILED  WITH  THE   COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

          STANDARDS AND CERTIFICATION
          o    Analyze UL, CE etc., requirements
          o Participate with More Energy and Affiliates with the development of Fuel Cell Standards
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

     2.3  ASSUMPTIONS

          o Medis to provide appropriate documentation and design materials in a timely manner

          o Medis to provide access to technical staff for questions and discussion


     2.4  DELIVERABLES

          Kodak will deliver the following items at the completion of phase I.

          o    Detailed Report of all activities and results.

          o Cost and Schedule Proposals for Phase 2, including tooling etc. for production program for materials and cartridge.

     2.5  PACKAGING AND LABELING

          o Work with More Energy and Affiliates on packaging requirements and design
          o    Perform design of packaging process
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

     2.6  FUEL/ELECTROLYTE

          o Propose optimized manufacturing process for low quantity and then higher quantity manufacture
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]


     2.7  CARTRIDGES (FOR THE FIRST COMMERCIAL APPLICATIONS)

          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]

          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]
          o [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]


3.   SCHEDULE

     Kodak can begin work on Phase 1 within one to two weeks from receipt of approval to start (receipt of order). Phase 1 is estimated at a duration of [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT; SEPARATELY FILED WITH THE COMMISSION]. However, depending on the efforts involved in the specific tasks phase 1 may take longer.

     The following table presents high-level milestones for the project:


------------------------------------------------------------ ---------------------------------------------------------
Milestone                                                                      Completion in Weeks
                                                                              After Receipt of Order
                                                                                      (ARO)
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------
[SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;            [SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT;
SEPARATELY FILED WITH THE COMMISSION]                        SEPARATELY FILED WITH THE COMMISSION]
------------------------------------------------------------ ---------------------------------------------------------



4.   TERMS AND CONDITIONS

     4.1 Kodak will work on a time and materials basis. Kodak will provide monthly report detailing the effort undertook the previous month, the cost incurred, and the work product resulting.

     4.2 In the event the project is cancelled or a "Stop Work" is issued by Medis at any time, Kodak has the right to invoice for all work done to date, all equipment or services purchased or on order, and work in progress on a time and materials basis. This will be done according to Kodak standard rates and markup in effect at the time of the cancellation or stop work.

5.   CHANGES

     Medis may make changes in the SOW from time to time after consultation with Kodak. In such a case, Kodak will propose to Medis an adjusted estimated cost for the work as changed as well as any schedule impact.

6.   INTELLECTUAL PROPERTY

     Except for Kodak's existing intellectual property including without limitation, chemicals, chemical manufacturing, process control, methodologies, software, or other means that may be used to design production means or the processes by which products are manufactured, assembled or tested, Kodak agrees that all designs, plans, reports, specifications, schematics, inventions and copyrights and all other information and items made or conceived by Kodak or its employees in connection with this Statement of Work shall be assigned to Medis. Upon Medis' request, Kodak agrees to assist Medis, at Medis' expense, to obtain patents for any such inventions. Kodak does not grant to Medis any license or use of any Kodak name, logo, trademark or other corporate reference in the manufacture or sale of the Product.

7.   PUBLIC DISCLOSURE

     Press Release and Public Disclosures

     A Press Release attached hereto may be issued by either or both Parties upon the signature of this agreement. The press release will be mutually agreed to by the Parties to this Agreement. An initial draft is attached. In any subsequent public disclosures or discussions of this Agreement a Party may disclose the same information as set forth in the Press Release. Any materially different information related to or describing the relationship of the Parties than set forth in the press release may only be disclosed by a Party with the prior written consent of the other Party. A breach of this Article will be considered material.